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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2004

LIBERTY HOMES, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-05555	35-1174256
(Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 35
Goshen, Indiana 46527
(Address of principal executive offices)

574.533.0431
Registrant's Telephone Number, Including Area Code

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

        On May 19, 2004, the Company filed a Form 15, Certificate and Notice of Termination of Registration ("Form 15"). The Company's securities are held by less than 300 record holders. Pursuant to Rule 12g-4 under the Securities and Exchange Act of 1934 (the "Act"), the Company's duty to file any reports under Section 13(a) of the Act is suspended immediately upon the filing of the Form 15.

        On May 19, 2004, the Company issued a press release announcing its filing of the Form 15. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press release of Liberty Homes, Inc. issued May 19, 2004

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SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Liberty Homes, Inc.
Date: May 19, 2004	By:	/s/ MARC A. DOSMANN
	Name:	Marc A. Dosmann
	Title:	Vice President—Chief Financial Officer

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  ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE